Exhibit 10.41

THE CORPORATEPLAN

FOR RETIREMENTSM

(PROFIT SHARING/401(K) PLAN)

A FIDELITY PROTOTYPE PLAN

Non-Standardized Adoption Agreement No. 001

For use With

Fidelity Basic Plan Document No. 02

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.

ADOPTION AGREEMENT

ARTICLE 1

NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.10	MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral Contributions, is checked)

(a)	☑	Basic Matching Employer Contributions (check one):

	(1)	☑	Non-Discretionary Matching Employer Contributions—The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant’s Deferral Contributions during the Contribution Period (check (A) or (B) and, if applicable, (C)):

Note: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the “ADP” test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the “ACP” test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

		(A)	☑ Single Percentage Match: 50%

		(B)	☐ Tiered Match:

% of the first % of the Active Participant’s Compensation contributed to the Plan,

% of the next % of the Active Participant’s Compensation contributed to the Plan,

% of the next % of the Active Participant’s Compensation contributed to the Plan.

Note: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

		(C)	☑ Limit fon Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

(i) ☑ Deferral Contributions in excess of 6% of the Participant’s Compensation for the period in question shall not be considered for non-discretionary Matching Employer Contributions.

Note: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

(ii) ☐ Matching Employer Contributions for each Participant for each Plan Year shall be limited to $ .

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.

	(2)	☐	Discretionary Matching Employer Contributions—The Employer may make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period. The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

		(A)	☐ 4% Limitation on Discretionary Matching Employer Contributions for Deemed Satisfaction of “ACP” Test—In no event may the dollar amount of the discretionary Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year. (Only if Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

	(3)	☐	Safe Harbor Matching Employer Contributions—Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the “ADP” test and, under certain circumstances, the “ACP” test.

(b)	☐	Additional Matching Employer Contributions—The Employer may at Plan Year end make an additional Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year. (Only if Option 1.10(a)(1) or (3) is checked.) The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

	(1)	☐	4% Limitation on Additional Matching Employer Contributions for Deemed Satisfaction of “ACP” Test—In no event may the dollar amount of the additional Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year. (Only if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

Note: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the “ADP” test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the “ACP” test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.

(c)	Contribution Period for Matching Employer Contributions—The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

	(1)	☐	each calendar month.

	(2)	☐	each Plan Year quarter.

	(3)	☑	each Plan Year.

	(4)	☐	each payroll period.

The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

(d)	Continuing Eligibility Requirement(s)—A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

	(1)	☐	No requirements.

	(2)	☑	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

	(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(4)	☐	Earns at least 1,000 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

	(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

	(8)	☐	Special continuing eligibility requirement(s) for additional Matching Employer Contributions. (Only if Option 1.10(b), Additional Matching Employer Contributions, is checked.)

		(A)	The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: (Fill in number of applicable eligibility requirement(s) from above.)

Note: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be funded by the Employer after the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.

(e)	☑	Qualified Matching Employer Contributions—Prior to making any Matching Employer Contribution hereunder (other than a safe harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the “ADP” test on Deferral Contributions and excluded in applying the “ACP” test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

	(1)	☐	To receive an allocation of Qualified Matching Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year.

Note: Qualified Matching Employer Contributions may not be excluded in applying the “ACP” test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the “ADP” test is deemed satisfied under Section 6.10 for such Plan Year.

1.15 VESTING

A Participant’s vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than Safe Harbor Matching Employer and/or Nonelective Employer Contributions elected in Subsection 1.10(a)(3) or 1.11(a)(3), shall be based upon his years of Vesting Service and the schedule(s) selected below, except as provided in Subsection 1.21(d) or in the Vesting Schedule Addendum to the Adoption Agreement.

(a)	☐		Years of Vesting Service shall exclude:

	(1)	☐	for new plans, service prior to the Effective Date as defined in Subsection 1.01(g)(1).

	(2)	☐	for existing plans converting from another plan document, service prior to the original Effective Date as defined in Subsection 1.01(g)(2).

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.

(b)	Vesting Schedule(s)

Note: The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Employer Contributions other than safe harbor contributions under Option 1.11(a)(3) or Option 1.10(a)(3). Safe harbor contributions under Options 1.11(a)(3) and 1.10(a)(3) are always 100% vested immediately.

(1) Nonelective Employer Contributions	(2) Matching Employer Contributions

(check one):	(check one):

(A) ☑ N/A—No Nonelective	(A) ☐ N/A - No Matching

Employer Contributions	Employer Contributions

(B) ☐ 100% Vesting immediately	(B) ☐ 100%Vesting immediately

(C) ☐ 3 year cliff (see C below)	(C) ☑ 3 year cliff (see C below)

(D) ☐ 5 year cliff (see D below)	(D) ☐ 5 year cliff (see D below)

(E) ☐ 6 year graduated (see E below)	(E) ☐ 6 year graduated (see E below)

(F) ☐ 7 year graduated (see F below)	(F) ☐ 7 year graduated (see F below)

(G) ☐ Other vesting	(G) ☐ Other vesting

(complete G1 below)	(complete G2 below)

Years of Vesting Service	Applicable Vesting Schedule(s)
	C	D	E	F	G1	G2
0	0%	0%	0%	0%	%	%
1	0%	0%	0%	0%	%	%
2	0%	0%	20%	0%	%	%
3	100%	0%	40%	20%	%	%
4	100%	0%	60%	40%	%	%
5	100%	100%	80%	60%	%	%
6	100%	100%	100%	80%	%	%
7 or more	100%	100%	100%	100%	100%	100%

Note:     A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

Note:     If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted.

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.

(c)	☑	A vesting schedule more favorable than the vesting schedule(s) selected above applies to certain Participants. Please complete the Vesting Schedule Addendum to the Adoption Agreement.

(d)		Application of Forfeitures—If a Participant forfeits any portion of his non-vested Account balance as provided in Section 6.02, 6.04, 6.07, or 11.08, such forfeitures shall be (check one):

(1)	☐	N/A—Either (A) no Matching Employer Contributions are made with respect to Deferral Contributions under the Plan and all other Employer Contributions are 100% vested when made or (B) there are no Employer Contributions under the Plan.

(2)	☑	applied to reduce Employer contributions.

(3)	☐	allocated among the Accounts of eligible Participants in the manner provided in Section 1.11. (Only if Option 1.11(a) or (b) is checked.)

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.

AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date
1.10		06/01/2005
1.15		06/01/2005
Addendum: Vesting Schedule		06/01/2005

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this              day of                     ,             .

Employer:	Employer:

By:	By:

Title:	Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.

ADDENDUM

Re: VESTING SCHEDULE

for

Plan Name: Digitas Employee Savings Plan

(a)	More Favorable Vesting Schedule

(1)	The following vesting schedule applies to the class of Participants described in (a)(2) below:

Source: Qualified Discretionary, Fixed Match

Years of Service	Vesting Percent
less than 1	100
1	100

(2)	The vesting schedule specified in (a)(1) above applies to the following class of Participants:

100% immediate vesting applies to participants who were hired before 06/01/2005

(b)	☐	Additional Vesting Schedule

(1)	The following vesting schedule applies to the class of Participants described in (b)(2) below:

(2)	The vesting schedule specified in (b)(1) above applies to the following class of Participants:

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	10/09/2003

© 2003 FMR Corp.

All rights reserved.